UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-01728

Nicholas Fund, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)	(Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2016

Date of reporting period: 09/30/2015

Item 1. Report to Stockholders.

SEMIANNUAL REPORT

September 30, 2015

NICHOLAS FUND, INC.

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS FUND, INC.

November 2015

Report to Fellow Shareholders:

     For the six-month period ended September 30, 2015, Nicholas Fund had a -6.77% total return compared to -6.18% for the Standard & Poor’s 500 Index. As of September 30, 2015, the one-year results were as follows: Nicholas Fund, 6.29% and the S&P 500 Index, -0.62%.

     Returns for Nicholas Fund, Inc. and selected indices are provided in the chart below for the period ended September 30, 2015.

			Average Annual Total Return
	1	Year	3	Year	5	Year	10	Year	40	Year
Nicholas Fund, Inc	6.29%		18.01%		16.77%		9.15%		13.33%
Standard & Poor’s 500 Index	-0.62%		12.40%		13.34%		6.80%		11.39%
Russell 3000 Index	-0.50%		12.53%		13.28%		6.92%		N/A
Consumer Price Index	-0.03%		0.92%		1.71%		1.80%		3.27%
Ending value of $10,000 invested
in Nicholas Fund, Inc	$10,629		$16,436		$21,714		$23,997		$1,492,976
Fund’s Expense Ratio
(from 07/31/15 Prospectus): 0.72%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     At September 30, 2015, the Fund’s diversified portfolio consisted of 43 equities. The Fund’s top five holdings were Valeant Pharmaceuticals International, Inc., Gilead Sciences, Inc., Walgreens Boots Alliance, Inc., O’Reilly Automotive, Inc. and Affiliated Managers Group, Inc. These five holdings accounted for approximately 21% of the Fund’s net assets. For the six months ended September 30, 2015, the Fund’s stock selection within the information technology and consumer staples sectors contributed positively to the Fund’s return on an absolute basis and relative to the S&P 500 Index. On an absolute basis, AMERCO, O’Reilly Automotive, Inc., Solera Holdings, Inc., LKQ Corporation and Microsoft Corporation helped the Fund’s performance while positions in Plains GP Holdings LP, Kinder Morgan, Inc., Affiliated Managers Group, Inc., Valeant Pharmaceuticals International, Inc. and ADT Corporation hurt performance during the six months ended September 30, 2015. The Fund held 9.70% cash at period end.

     For the first time in many years, the U.S. economy is showing signs of deceleration. The decline in energy prices and the slow-up in China’s economy are having an adverse effect on the U.S. and world economies. Our unemployment rate is at 5.0%, and inflation is hovering around 1%. The latter is why the Federal Reserve Board seems hesitant to raise the Federal funds rate which presently is between 0%-0.25%. Weak capital expenditures and income inequality are weighing on the economic outlook. A lack of fiscal policy stimulus (such as taxes, investment, etc.) is keeping U.S. economic growth subdued. Ultra-stimulative monetary policies are in effect worldwide which are keeping interest rates historically low.

     After six years of a bull market, with few corrections, individual stocks seem to be in a rolling bear market. Energy stocks are a prime example, but there are many other issues that have corrected by 20% or more. It is our task to navigate these perilous waters to produce above-average performance. We have warned investors that our future results may not match that of the last 1-, 3-, and 5-year average annual total returns. We are cautious short-term, but bullish long-term.

     It is our long-held investment philosophy to be fully invested at all times unless we believe stocks are substantially overvalued. At the moment, we believe stocks, in general, are fairly valued. For us, trying to time the overall market is difficult because you need to be right on two decisions – when to get out and when to get back in. As illustrated in the above returns table, we have been able to beat the market as represented by the S&P 500 Index. That is our goal.

Thank you for your continued interest in the Nicholas Fund.

     Sincerely,

Mutual fund investing involves risk. Principal loss is possible. Investing in small and medium sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, stock price fluctuations and liquidity.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against loss in a declining market.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

While the Fund is no-load, there are management fees and operating expenses that do apply. Such fees and expenses are described in the Fund’s prospectus.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights (NICSX)
For a share outstanding throughout each period

	Six Months
	Ended
	09/30/2015			Years Ended March 31,
	(unaudited)		2015	2014	2013	2012	2011
NET ASSET VALUE,
BEGINNING OF PERIOD	$71.57		$65.28	$55.01	$47.85	$48.18	$44.00
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.20		.22	.14	.09	.14	.09
Net gain (loss) on securities
(realized and unrealized)	(4.83)		11.93	13.23	9.70	3.07	7.87
Total from investment
operations	(4.63)		12.15	13.37	9.79	3.21	7.96
LESS DISTRIBUTIONS
From net investment income	(.11)		(.21)	(.33)	(.02)	(.19)	(.03)
From net capital gain	(2.24)		(5.65)	(2.77)	(2.61)	(3.35)	(3.75)
Total distributions	(2.35)		(5.86)	(3.10)	(2.63)	(3.54)	(3.78)
NET ASSET VALUE,
END OF PERIOD	$64.59		$71.57	$65.28	$55.01	$47.85	$48.18

TOTAL RETURN	(6.77	%)(1)	19.51%	24.78%	21.52%	7.40%	19.62%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$3,789.1		$3,650.5	$2,716.4	$1,976.0	$1,686.5	$1,673.9
Ratio of expenses
to average net assets	.72	%(2)	.72%	.73%	.74%	.75%	.76%
Ratio of net investment income
to average net assets	.59	%(2)	.34%	.26%	.18%	.31%	.20%
Portfolio turnover rate	11.76	%(2)	21.94%	24.66%	25.23%	20.60%	22.10%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
September 30, 2015 (unaudited)

Percentage
Name	of Net Assets
Valeant Pharmaceuticals International, Inc	5.74%
Gilead Sciences, Inc	4.59%
Walgreens Boots Alliance, Inc	4.06%
O’Reilly Automotive, Inc	3.32%
Affiliated Managers Group, Inc	3.27%
AMERCO	2.98%
Snap-on Incorporated	2.79%
LKQ Corporation	2.67%
Thermo Fisher Scientific Inc	2.66%
Aon plc	2.58%
Total of top ten	34.66%

Sector Diversification (as a percentage of portfolio)
September 30, 2015 (unaudited)

Fund Expenses
For the six month period ended September 30, 2015 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	03/31/15	09/30/15	04/01/15 - 09/30/15
Actual	$1,000.00	$932.30	$3.48
Hypothetical	1,000.00	1,021.40	3.64
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 183 then divided by 366 to reflect the one-half year period.

Schedule of Investments
September 30, 2015 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 90.28%
	Consumer Discretionary – Automobiles & Components — 2.35%
2,150,000	Johnson Controls, Inc	$88,924,000
	Consumer Discretionary – Durables & Apparel — 1.78%
562,014	Polaris Industries Inc	67,368,618
	Consumer Discretionary – Media — 5.33%
500,000	CBS Corporation – Class B*	19,950,000
1,830,000	Gannett Co., Inc	26,955,900
2,700,000	TEGNA, Inc	60,453,000
1,375,000	Time Warner Inc	94,531,250
		201,890,150
	Consumer Discretionary – Retailing — 8.64%
1,300,000	Cabela’s Incorporated*	59,280,000
3,562,782	LKQ Corporation*	101,040,497
502,476	O’Reilly Automotive, Inc.*	125,619,000
495,352	Penske Automotive Group, Inc	23,994,851
729,786	Sally Beauty Company, Inc.*	17,332,418
		327,266,766
	Consumer Discretionary – Services — 3.31%
574,085	McDonald’s Corporation	56,564,595
1,224,371	Popeyes Louisiana Kitchen, Inc.+ *	69,005,550
		125,570,145
	Consumer Staples – Food & Staples Retailing — 4.06%
1,850,000	Walgreens Boots Alliance, Inc	153,735,000
	Consumer Staples – Food, Beverage & Tobacco — 1.93%
920,000	Philip Morris International Inc	72,983,600
	Energy — 4.41%
2,950,719	Kinder Morgan, Inc	81,675,902
4,893,000	Plains GP Holdings, L.P	85,627,500
		167,303,402
	Financials – Diversified — 3.27%
724,505	Affiliated Managers Group, Inc.*	123,883,110
	Financials – Insurance — 5.07%
910,000	ACE Limited	94,094,000
1,105,000	Aon plc	97,914,050
		192,008,050
	Financials – Real Estate — 2.03%
2,405,000	CBRE Group, Inc.*	76,960,000
	Health Care – Equipment & Services — 1.88%
986,254	DaVita HealthCare Partners Inc.*	71,335,752

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2015 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 90.28% (continued)
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 19.63%
1,350,000	AbbVie Inc	$73,453,500
595,000	Celgene Corporation*	64,361,150
1,770,000	Gilead Sciences, Inc	173,796,300
346,200	Jazz Pharmaceuticals public limited company*	45,978,822
2,150,000	Pfizer Inc	67,531,500
825,688	Thermo Fisher Scientific Inc	100,965,128
1,220,000	Valeant Pharmaceuticals International, Inc.*	217,623,600
		743,710,000
	Industrials – Capital Goods — 6.50%
350,000	Precision Castparts Corp	80,398,500
701,100	Snap-on Incorporated	105,824,034
278,910	W.W. Grainger, Inc	59,968,439
		246,190,973
	Industrials – Commercial & Professional Services — 5.04%
2,645,900	ADT Corporation (The)	79,112,410
2,053,000	Copart, Inc.*	67,543,700
1,000,000	Nielsen Holdings plc	44,470,000
		191,126,110
	Industrials – Transportation — 2.98%
287,273	AMERCO	113,033,307
	Information Technology – Semiconductors &
	Semiconductor Equipment — 0.37%
1,450,000	Xerox Corporation	14,108,500
	Information Technology – Software & Services — 5.65%
700,000	MasterCard Incorporated – Class A	63,084,000
1,900,000	Microsoft Corporation	84,094,000
1,850,000	Oracle Corporation	66,822,000
		214,000,000
	Materials — 3.60%
796,600	AptarGroup, Inc	52,543,736
1,350,401	Ball Corporation	83,994,942
		136,538,678
	Telecommunication Services — 2.45%
2,850,000	AT&T Inc	92,853,000
	TOTAL COMMON STOCKS (cost $2,328,836,130)	3,420,789,161

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2015 (unaudited)

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 9.80%
	Commercial Paper — 9.74%
$3,075,000	Campbell Soup Company 10/01/15, 0.45%	$3,075,000
7,000,000	NBCUniversal Enterprise, Inc. 10/01/15, 0.38%	7,000,000
4,000,000	Stanley Black & Decker, Inc. 10/01/15, 0.33%	4,000,000
1,000,000	NorthWestern Corporation 10/02/15, 0.40%	999,989
6,550,000	Valspar Corporation (The) 10/02/15, 0.42%	6,549,924
5,500,000	Hitachi Capital America Corp. 10/05/15, 0.42%	5,499,743
5,000,000	Hyundai Capital America, Inc. 10/05/15, 0.50%	4,999,722
3,000,000	Medtronic Global Holdings S.C.A. 10/05/15, 0.30%	2,999,900
3,600,000	Medtronic Global Holdings S.C.A. 10/06/15, 0.43%	3,599,785
6,525,000	PPG Industries, Inc. 10/06/15, 0.43%	6,524,610
7,000,000	Stanley Black & Decker, Inc. 10/06/15, 0.33%	6,999,679
8,000,000	Bacardi-Martini B.V. 10/07/15, 0.47%	7,999,373
5,000,000	Bayer AG 10/07/15, 0.41%	4,999,658
3,055,000	CBS Corporation 10/17/15, 0.43%	3,054,781
3,000,000	Hyundai Capital America, Inc. 10/07/15, 0.46%	2,999,770
10,000,000	Stanley Black & Decker, Inc. 10/07/15, 0.37%	9,999,383
5,000,000	Valspar Corporation (The) 10/07/15, 0.51%	4,999,575
4,600,000	Medtronic Global Holdings S.C.A. 10/08/15, 0.50%	4,599,553
4,724,000	PPG Industries, Inc. 10/08/15, 0.40%	4,723,633
5,500,000	Aon Corporation 10/09/15, 0.48%	5,499,413
5,175,000	Campbell Soup Company 10/09/15, 0.40%	5,174,540
5,000,000	Valspar Corporation (The) 10/09/15, 0.37%	4,999,589
4,000,000	AbbVie Inc. 10/13/15, 0.32%	3,999,573
7,000,000	AutoZone, Inc. 08/13/15, 0.40%	6,999,067
7,450,000	CBS Corporation 10/13/15, 0.44%	7,448,907
3,000,000	Hitachi Capital America Corp. 10/13/15, 0.42%	2,999,580
7,500,000	Leggett & Platt, Incorporated 10/13/15, 0.45%	7,498,875
5,475,000	Bacardi-Martini B.V. 10/14/15, 0.46%	5,474,091
5,000,000	Bayer AG 10/14/15, 0.42%	4,999,242
4,000,000	Campbell Soup Company 10/14/15, 0.35%	3,999,494
5,000,000	PPG Industries, Inc. 10/14/15, 0.43%	4,999,224
1,775,000	Campbell Soup Company 10/15/15, 0.40%	1,774,724
7,000,000	CBS Corporation 10/15/15, 0.44%	6,998,802
7,775,000	UnitedHealth Group Incorporated 10/15/15, 0.35%	7,773,942
5,000,000	Hitachi Capital America Corp. 10/16/15, 0.45%	4,999,063
5,450,000	V.F. Corporation 10/16/15, 0.41%	5,449,069
4,000,000	Rockwell Collins, Inc. 10/19/15, 0.45%	3,999,100
5,000,000	V.F. Corporation 10/19/15, 0.39%	4,999,025
10,000,000	Valspar Corporation (The) 10/19/15, 0.42%	9,997,900
7,500,000	Medtronic Global Holdings S.C.A. 10/20/15, 0.46%	7,498,179
7,000,000	Bacardi U.S.A., Inc. 10/21/15, 0.45%	6,998,250
17,000,000	Bayer AG 10/21/15, 0.43%	16,995,939

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2015 (unaudited)

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 9.80% (continued)
	Commercial Paper — 9.74% (continued)
$5,925,000	Michelin Luxembourg S.C.S. 10/21/15, 0.38%	$5,923,749
8,000,000	Bell Canada 10/22/15, 0.42%	7,998,040
10,000,000	V.F. Corporation 10/22/15, 0.38%	9,997,783
3,500,000	Aon Corporation 10/23/15, 0.47%	3,498,995
7,500,000	Hyundai Capital America, Inc. 10/23/15, 0.45%	7,497,938
4,400,000	Campbell Soup Company 10/26/15, 0.43%	4,398,686
4,400,000	Rockwell Collins, Inc. 10/26/15, 0.47%	4,398,564
5,025,000	Rockwell Collins, Inc. 10/26/15, 0.48%	5,023,325
6,000,000	Nissan Motor Acceptance Corporation 10/27/15, 0.37%	5,998,397
1,500,000	Kellogg Company 10/28/15, 0.35%	1,499,606
4,000,000	Rockwell Collins, Inc. 10/28/15, 0.47%	3,998,590
10,000,000	UnitedHealth Group Incorporated 10/29/15, 0.37%	9,997,122
5,000,000	Thomson Reuters Corporation 10/30/15, 0.60%	4,997,583
4,575,000	V.F. Corporation 11/03/15, 0.33%	4,573,616
5,000,000	Bell Canada 11/10/15, 0.42%	4,997,667
7,000,000	Monsanto Company 11/12/15, 0.59%	6,995,182
3,000,000	Campbell Soup Company 11/16/15, 0.42%	2,998,390
7,500,000	Monsanto Company 11/16/15, 0.60%	7,494,250
5,000,000	Monsanto Company 11/18/15, 0.53%	4,996,467
8,000,000	Monsanto Company 11/19/15, 0.59%	7,993,576
5,000,000	Medtronic Global Holdings S.C.A. 11/23/15, 0.42%	4,996,908
4,000,000	Thomson Reuters Corporation 01/05/16, 0.70%	3,992,533
7,500,000	Thomson Reuters Corporation 01/05/16, 0.75%	7,485,000
		368,951,633
	Variable Rate Security — 0.06%
2,428,051	Fidelity Institutional Money Market Fund – Class I	2,428,051
	TOTAL SHORT-TERM INVESTMENTS
	(cost $371,379,684)	371,379,684
	TOTAL INVESTMENTS
	(cost $2,700,215,814) — 100.08%	3,792,168,845
	LIABILITIES, NET OF
	OTHER ASSETS — (0.08)%	(3,051,481)
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$3,789,117,364

+ This company is affiliated with the Fund as defined in Section 2(a)(3) of the Investment Company Act of 1940, in that the Fund holds 5% or more of its outstanding voting securities. (Note 4)
* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
September 30, 2015 (unaudited)

ASSETS
Investments in securities at value —
Nonaffiliated issuers (cost $2,646,309,955) —
see accompanying schedule of investments	$3,723,163,295
Affiliated issuers (cost $53,905,859) –
see accompanying schedule of investments (Note 4)	69,005,550
Total investments	3,792,168,845
Receivables —
Dividend and interest	3,858,403
Capital stock subscription	3,674,788
Total receivables	7,533,191
Other	4,739
Total assets	3,799,706,775

LIABILITIES
Payables —
Investment securities purchased	8,208,984
Due to adviser —
Management fee	2,087,880
Accounting and administrative fee	64,481
Total due to adviser	2,152,361
Other payables and accrued expense	228,066
Total liabilities	10,589,411
Total net assets	$3,789,117,364

NET ASSETS CONSIST OF
Paid in capital	$2,630,716,507
Net unrealized appreciation on investments	1,091,953,031
Accumulated undistributed net realized gain on investments	57,673,500
Accumulated undistributed net investment income	8,774,326
Total net assets	$3,789,117,364

NET ASSET VALUE PER SHARE ($.50 par value,
200,000,000 shares authorized), offering price
and redemption price (58,667,944 shares outstanding)	$64.59

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended September 30, 2015 (unaudited)

INCOME
Dividend (net of foreign taxes of $79,800)	$24,892,777
Interest	669,124
Total income	25,561,901

EXPENSES
Management fee	12,770,822
Transfer agent fees	477,841
Accounting and administrative fees	394,134
Custodian fees	102,536
Postage and mailing	81,889
Registration fees	68,757
Printing	66,969
Insurance	37,021
Audit and tax fees	14,488
Directors’ fees	12,100
Accounting system and pricing service fees	5,238
Legal fees	4,790
Other operating expenses	5,513
Total expenses	14,042,098
Net investment income	11,519,803

NET REALIZED GAIN ON INVESTMENTS	57,676,161

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	(353,448,595)
Net realized and unrealized loss on investments	(295,772,434)
Net decrease in net assets resulting from operations	$(284,252,631)

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended September 30, 2015 (unaudited)
 and the year ended March 31, 2015

	Six Months Ended
	09/30/2015	Year Ended
	(unaudited)	03/31/2015
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS
Net investment income	$11,519,803	$10,150,998
Net realized gain on investments	57,676,161	240,178,151
Change in net unrealized
appreciation/depreciation on investments	(353,448,595)	286,454,666
Net increase (decrease) in net assets
resulting from operations	(284,252,631)	536,783,815

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,052,355)	(9,068,590)
From net realized gain on investments	(120,011,670)	(240,537,260)
Total distributions	(126,064,025)	(249,605,850)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued
(9,382,965 and 12,329,346 shares, respectively)	667,038,882	842,707,184
Reinvestment of distributions
(1,677,291 and 3,519,410 shares, respectively)	119,372,805	234,622,440
Cost of shares redeemed
(3,397,388 and 6,457,998 shares, respectively)	(237,463,816)	(430,468,876)
Change in net assets derived
from capital share transactions	548,947,871	646,860,748
Total increase in net assets	138,631,215	934,038,713

NET ASSETS
Beginning of period	3,650,486,149	2,716,447,436
End of period (including accumulated
undistributed net investment income of
$8,774,326 and $3,306,878, respectively)	$3,789,117,364	$3,650,486,149

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
September 30, 2015 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on Form
N-CSR for the year ended March 31, 2015.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies —
Nicholas Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment
Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors.
Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of
Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on

Notes to Financial Statements (continued)
September 30, 2015 (unaudited)

market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2015 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$3,420,789,161
Variable Rate Security	2,428,051
Level 2 –
Commercial Paper	368,951,633
Level 3 –
None	—
Total	$3,792,168,845
(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the period ended September 30, 2015 and the Fund did not hold any Level 3 investments during the period.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on

Notes to Financial Statements (continued)
September 30, 2015 (unaudited)

sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least semiannually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character.

The tax character of distributions paid during the six months ended September 30,
2015 and the year ended March 31, 2015 was as follows:

	09/30/2015	03/31/2015
Distributions paid from:
Ordinary income	$9,658,016	$22,567,759
Long-term capital gain	116,406,009	227,038,091
Total distributions paid	$126,064,025	$249,605,850

As of September 30, 2015, investment cost for federal tax purposes was
$2,700,215,814 and the tax basis components of net assets were as follows:

Unrealized appreciation	$1,238,431,355
Unrealized depreciation	(146,478,324)
Net unrealized appreciation	$1,091,953,031

There were no differences between the book-basis and tax-basis components of net assets.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2015. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended
September 30, 2015. At September 30, 2015, the fiscal years 2012 through 2015 remain open to examination in the Fund’s major tax jurisdictions.

(f) The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Notes to Financial Statements (continued)
September 30, 2015 (unaudited)

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of September 30, 2015. There have been no significant subsequent events since September 30, 2015 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value up to and including $50 million and 0.65% of the average net asset value in excess of $50 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $2,540 for the period ended
September 30, 2015 for legal services rendered by this law firm.

(3) Investment Transactions —
For the period ended September 30, 2015, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$548,969,437 and $209,979,053, respectively.

(4) Transactions with Affiliates —
Following is a summary of fiscal 2016 transactions with “affiliated companies” as defined by the Investment Company Act of 1940:

		Share Activity
	Balance			Balance
Security Name	03/31/15	Purchases	Sales	09/30/15
Popeyes Louisiana Kitchen, Inc	1,085,571	138,800	—	1,224,371
There were no dividends or interest during the period for this affiliate.

Historical Record
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
July 14, 1969(1)	$6.59	$—		$—		—	$10,000
March 31, 1985	29.24	0.6420		1.5760		13.2 times	69,858
March 31, 1986	35.26	0.5750		0.6100		15.8	87,699
March 31, 1987	39.94	0.8820		0.1870		16.3	102,387
March 31, 1988	32.15	1.8400		4.0340		14.1	98,557
March 31, 1989	35.27	1.0250		0.4510		13.2	113,155
March 31, 1990	37.72	0.9240		1.0540		14.9	127,360
March 31, 1991	42.99	0.7900		0.2250		16.9	149,180
March 31, 1992	49.68	0.6790		0.8240		19.4	178,011
March 31, 1993	52.91	0.6790		2.0420		18.5	200,098
March 31, 1994	51.10	0.8175		1.0470		16.7	200,182
March 31, 1995	52.22	0.7070		3.3170		17.2	221,970
March 31, 1996	63.81	0.5650		4.0945		21.0	293,836
March 31, 1997	67.11	0.4179		5.3166		21.7	336,973
March 31, 1998	93.98	0.3616		5.8002		30.0	508,762
March 31, 1999	85.20	0.5880		8.2716		31.7	509,446
March 31, 2000	84.56	0.3114		5.9433		37.3	543,813
March 31, 2001	54.11	0.1900		19.2500		26.6	452,780
March 31, 2002	53.74	0.2360		—		23.8	451,627
March 31, 2003	40.37	0.1585		—		16.4	340,547
March 31, 2004	56.14	0.0905		—		19.4	474,406
March 31, 2005	60.05	0.0678		0.4100		19.4	511,476
March 31, 2006	61.49	0.2512		5.3194		18.4	574,151
March 31, 2007	57.85	0.8173		4.3310		16.6	588,783
March 31, 2008	45.03	0.2283		9.9501		17.4	550,664
March 31, 2009	27.71	0.1714		4.6096		12.1	376,093
March 31, 2010	44.00	0.0939		—		19.1	598,760
March 31, 2011	48.18	0.0297		3.7458		17.9	716,234
March 31, 2012	47.85	0.1844		3.3515		18.7	769,243
March 31, 2013	55.01	0.0144		2.6127		20.1	934,800
March 31, 2014	65.28	0.3265		2.7697		21.0	1,166,414
March 31, 2015	71.57	0.2066		5.6554		21.5	1,393,972
September 30, 2015	64.59	0.1128	(a)	2.2367	(a)	17.6	1,299,553

(1) Date of Initial Public Offering.
(2) Based on latest 12 months accomplished earnings.
(3) Assuming reinvestment of all distributions.

(a) Paid on June 4, 2015 to shareholders of record on June 3, 2015.

Approval of Investment Advisory Contract
(unaudited)

In April 2015, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through April 2016. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the fiscal year ended March 31, 2015, the management fee was 0.65% and the Fund’s total expense ratio (including the management fee) was 0.72%. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group (i) the Fund’s expense ratio, which was low compared to the overall peer group; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; and (iv) the range and quality of the services offered by the Adviser. The peer group fund data included mid- and large-cap blend and growth focused funds with similar asset sizes and a prospectus objective of growth. In terms of the peer group data used for performance comparisons, the Fund was ranked 4th, 1st, 1st and 11th out of 36 funds for the one-, three-, five- and ten-year periods ending March 31, 2015. The Fund had the fifth lowest expense ratio among its peer group. The Board also reviewed the Fund’s risk/return profile as measured by standard deviation and the Fund’s Morningstar rankings.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated exceptional performance relative to benchmarks and its peers. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees relative to comparable funds.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser’s management in general terms. The Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund’s performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy
(unaudited)

     Nicholas Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

     We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

     We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan — An Update
(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas Fund
$1,000 initial investment on	07/14/69	*	09/30/05
Number of years investing $100 each month
following the date of initial investment	46.2		10
Total cash invested	$56,500		$13,000
Total dividend and capital gain distributions reinvested .	$1,525,521		$7,366
Total full shares owned at 09/30/15	30,782		395
Total market value at 09/30/15	$1,988,236		$26,516

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor). Total market value includes reinvestment of all distributions.

*	Date of Initial Public Offering.

Directors and Officers

ALBERT O. NICHOLAS, President and Director

ROBERT H. BOCK, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

DAVID O. NICHOLAS, Senior Vice President

LYNN S. NICHOLAS, Senior Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Fund, Inc.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer

Date: November 25, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer
Date: November 25, 2015

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: November 25, 2015